united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23711

Lind Capital Partners Municipal Credit Income Fund

(Exact name of registrant as specified in charter)

500 Davis Center, Suite 1004, Evanston, Illinois 60201

(Address of principal executive offices) (Zip code)

Karen Jacoppo-Wood, Ultimus Fund Solutions, LLC.

225 Pictoria Drive Suite 450, Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: 513-577-1693

Date of fiscal year end: 1/31

Date of reporting period: 7/31/2023

Item 1. Reports to Stockholders.

LIND CAPITAL PARTNERS MUNICIPAL CREDIT INCOME FUND
(Symbol: LCPMX)

Semi-Annual Report

July 31, 2023

1-833-615-3031

www.LCPMX.com

Distributed by Ultimus Fund Distributors, LLC

Member FINRA

Lind Capital Partners Municipal Credit Income Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2023

The Fund’s performance figures(*) for the six months ended July 31, 2023, compared to its benchmark:

		Annualized
	6 Month	1 Year**	5 Year**	Since Inception**
Lind Capital Partners Municipal Credit Income Fund	0.01%	(1.10)%	2.55%	2.46%
Bloomberg High Yield Muni Bond Index^	0.64%	(0.20)%	2.85%	3.56%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions. Total returns would have been lower had the Advisor not waived its fees or reimbursed other expenses. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Per the fee table in the prospectus dated May 1, 2023 the Fund’s total annual operating expenses are 1.26%. For performance information current to the most recent month-end, please call toll-free 1-833-615-3031 or visit www.LCPMX.com.

**	The Fund acquired all of the assets and liabilities of Backcountry Investment Partners 3 LP (the “Predecessor Fund”) in a tax free reorganization on February 2, 2022. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Fund’s investment objective, policies and guidelines are in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on June 1, 2017. Updated performance information will be available at no cost by calling 1-833-615-3031 or visiting the Fund’s website at www.LCPMX.com.

^	Bloomberg High Yield Muni Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Portfolio Composition+ as of July 31, 2023:
Municipal Bonds
Wisconsin	12.6%
New Jersey	10.3%
Texas	8.1%
Indiana	6.6%
Pennsylvania	6.5%
Arizona	6.4%
Florida	5.6%
Colorado	4.4%
Michigan	4.2%
Other Assets in Excess of Liabilities	35.3%
100.0%

+      Based on Total Net Assets as of July 31, 2023

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

LIND CAPITAL PARTNERS MUNICIPAL CREDIT INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 95.1%
	ARIZONA — 6.4%
100,000	Arizona Industrial Development Authority	4.5000	07/15/29	$96,950
1,210,000	Arizona Industrial Development Authority	5.6250	10/01/49	991,636
150,000	Industrial Development Authority of the County of Pima	5.7500	05/01/50	143,483
100,000	Industrial Development Authority of the County of Pima	6.8750	11/15/52	100,770
				1,332,839
	COLORADO — 4.4%
750,000	Colorado Health Facilities Authority	8.0000	08/01/43	750,460
165,000	Fiddlers Business Improvement District	5.5500	12/01/47	166,633
				917,093
	FLORIDA — 5.6%
340,000	Capital Trust Agency, Inc.	6.0000	07/01/42	270,626
600,000	Capital Trust Agency, Inc.	6.3750	05/01/53	599,130
93,212	Collier County Industrial Development Authority	8.2500	05/15/49	5,127
405,000	Highlands County Health Facilities Authority(a)	6.0000	04/01/38	141,750
175,000	Pinellas County Educational Facilities Authority	5.0000	06/01/56	150,674
				1,167,307
	GEORGIA — 3.0%
700,000	Fulton County Residential Care Facilities for the	4.0000	04/01/56	454,590
175,000	Macon-Bibb County Urban Development Authority	5.8750	06/15/47	175,315
				629,905
	ILLINOIS — 1.7%
100,000	City of Evanston IL	4.3750	04/01/41	75,023
150,000	City of Evanston IL	4.6250	04/01/51	106,050
50,000	Eastern Illinois University	5.8000	10/01/33	50,010
150,000	Illinois Finance Authority	5.0000	05/15/41	128,586
				359,669
	INDIANA — 6.6%
1,530,000	City of Anderson IN	6.0000	10/01/42	1,366,771

	IOWA — 1.3%
290,000	Iowa Higher Education Loan Authority	5.5000	11/01/51	261,287

See accompanying notes to financial statements.

LIND CAPITAL PARTNERS MUNICIPAL CREDIT INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 95.1% (Continued)
	KENTUCKY — 3.9%
465,000	Kentucky Economic Development Finance Authority	5.5000	11/15/27	$430,903
335,000	Kentucky Economic Development Finance Authority	6.0000	11/15/36	281,222
115,000	Kentucky Economic Development Finance Authority	6.2500	11/15/46	89,112
				801,237
	LOUISIANA — 0.8%
200,000	Louisiana Public Facilities Authority	5.2500	06/01/51	165,564

	MICHIGAN — 4.2%
725,000	Grand Rapids Economic Development Corporation	5.5000	04/01/39	561,965
435,000	Grand Rapids Economic Development Corporation	5.7500	04/01/49	316,091
				878,056
	MINNESOTA — 1.4%
330,000	City of Blaine MN	6.1250	07/01/45	214,500
125,000	City of Blaine MN	6.1250	07/01/50	81,250
				295,750
	MONTANA — 0.4%
100,000	County of Gallatin MT	4.0000	10/15/51	74,236

	NEBRASKA — 3.0%
625,000	Douglas County Sanitary & Improvement District No	7.1250	10/15/43	614,087

	NEW HAMPSHIRE — 0.6%
50,000	New Hampshire Business Finance Authority	5.6250	07/01/46	45,205
85,000	New Hampshire Business Finance Authority	5.7500	07/01/54	76,337
				121,542
	NEW JERSEY — 10.3%
2,715,000	Middlesex County Improvement Authority(a)	5.0000	01/01/32	1,794,739
425,000	New Jersey Economic Development Authority	5.7500	07/01/47	345,661
				2,140,400
	NEW YORK — 1.1%
300,000	Ulster County Capital Resource Corporation	5.2500	09/15/42	233,516

	OHIO — 2.0%
150,000	County of Hardin OH	5.5000	05/01/50	130,906
225,000	County of Montgomery OH(a)	6.2500	04/01/49	78,750

See accompanying notes to financial statements.

LIND CAPITAL PARTNERS MUNICIPAL CREDIT INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 95.1% (Continued)
	OHIO — 2.0% (Continued)
200,000	County of Washington OH	6.7500	12/01/52	$204,733
				414,389
	OKLAHOMA — 1.5%
315,000	Oklahoma County Finance Authority	6.1250	07/01/48	305,022

	PENNSYLVANIA — 6.5%
150,000	Philadelphia Authority for Industrial Development	5.6250	08/01/36	153,374
250,000	Philadelphia Authority for Industrial Development	6.3750	06/01/40	248,570
950,000	Philadelphia Authority for Industrial Development	6.5000	06/01/45	943,323
				1,345,267
	PUERTO RICO — 0.0%(b)
6,000	Puerto Rico Sales Tax Financing Corp Sales Tax	4.5360	07/01/53	5,501

	SOUTH CAROLINA — 2.6%
50,000	South Carolina Jobs-Economic Development Authority	5.0000	11/01/42	46,328
500,000	South Carolina Jobs-Economic Development Authority	7.7500	11/15/58	501,313
				547,641
	TENNESSEE — 1.2%
230,000	Shelby County Health Educational & Housing	5.7500	10/01/49	178,315
100,000	Shelby County Health Educational & Housing	5.7500	10/01/54	75,756
				254,071
	TEXAS — 8.1%
40,000	Arlington Higher Education Finance Corporation	6.3750	02/15/52	38,159
325,000	Clifton Higher Education Finance Corporation	6.1250	08/15/48	327,177
35,000	New Hope Cultural Education Facilities Finance	5.7500	07/15/52	32,582
170,000	Newark Higher Education Finance Corporation	5.7500	08/15/45	173,649
675,000	Port Beaumont Navigation District	8.0000	02/01/39	647,338
140,000	San Antonio Education Facilities Corporation	5.0000	10/01/31	134,015
425,000	San Antonio Education Facilities Corporation	5.0000	10/01/51	334,425
				1,687,345
	UTAH — 1.1%
235,000	Utah Infrastructure Agency	5.0000	10/15/46	225,948

	VERMONT — 4.0%
650,000	East Central Vermont Telecommunications District	6.1250	12/01/40	659,128

See accompanying notes to financial statements.

LIND CAPITAL PARTNERS MUNICIPAL CREDIT INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 95.1% (Continued)
	VERMONT — 4.0% (Continued)
175,000	East Central Vermont Telecommunications District	5.6000	12/01/43	$174,509
				833,637
	VIRGINIA — 0.8%
175,000	Peninsula Town Center Community Development	5.0000	09/01/45	164,097

	WISCONSIN — 12.6%
100,000	Public Finance Authority	4.6500	12/01/35	82,309
325,000	Public Finance Authority	5.0000	04/01/47	280,142
515,254	Public Finance Authority	5.7500	12/01/48	450,321
1,522	Public Finance Authority(a)	5.5000	12/01/48	472
300,000	Public Finance Authority	7.5000	12/01/52	297,842
425,000	Public Finance Authority	5.7500	05/01/54	345,097
175,000	Public Finance Authority	5.0000	01/01/55	137,130
470,000	Public Finance Authority	5.0000	01/01/57	394,857
100,000	Public Finance Authority	5.0000	02/01/62	98,149
250,000	Wisconsin Health & Educational Facilities	5.0000	08/01/37	201,803
225,000	Wisconsin Health & Educational Facilities	7.0000	07/01/43	162,787
225,000	Wisconsin Health & Educational Facilities	5.0000	07/01/53	162,396
				2,613,305
	TOTAL MUNICIPAL BONDS (Cost $21,219,393)			19,755,482

Shares
	SHORT-TERM INVESTMENTS — 2.9%
	MONEY MARKET FUNDS - 2.9%
598,853	Federated Institutional Tax-Free Cash Trust, 3.98% (Cost $598,853)(c)	598,853

	TOTAL INVESTMENTS - 98.0% (Cost $21,818,246)	$20,354,335
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.0%	414,530
	NET ASSETS - 100.0%	$20,768,865

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Rate disclosed is the seven day effective yield as of July 31, 2023.

See accompanying notes to financial statements.

Lind Capital Partners Municipal Credit Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
July 31, 2023

ASSETS
Investment securities:
At cost	$21,818,246
At fair value	$20,354,335
Interest receivable	427,050
Due from Adviser	26,858
Prepaid expenses	12,672
TOTAL ASSETS	20,820,915

LIABILITIES
Distribution payable	17,040
Payable to related parties	14,895
Other Accrued expenses	20,115
TOTAL LIABILITIES	52,050

NET ASSETS	$20,768,865

Net Assets Consist Of:
Paid in capital	$23,161,984
Accumulated deficit	(2,393,119)
NET ASSETS	$20,768,865

Net Asset Value Per Share:
Shares:
Net Assets	$20,768,865
Shares of beneficial interest outstanding ($0 par value. unlimited shares authorized)	2,372,893
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.75

See accompanying notes to financial statements.

Lind Capital Partners Municipal Credit Income Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended July 31, 2023

INVESTMENT INCOME
Interest	$540,191
TOTAL INVESTMENT INCOME	540,191

EXPENSES
Investment advisory fees	87,262
Administrative services fees	61,788
Transfer agent fees	30,993
Chief compliance officer fees	21,324
Legal fees	15,868
Trustees fees and expenses	11,901
Audit fees	9,917
Printing	5,951
Insurance expense	3,471
Custodian fees	2,480
Registration fees	2,340
Other expenses	3,124
TOTAL EXPENSES	256,419

Less: Fees waived/reimbursed by the Adviser	(147,190)

NET EXPENSES	109,229

NET INVESTMENT INCOME	430,962

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized (loss) from investments	(177,914)
Net change in unrealized depreciation on investments	(216,391)
NET REALIZED AND UNREALIZED (LOSS) FROM INVESTMENTS	(394,305)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,657

See accompanying notes to financial statements.

Lind Capital Partners Municipal Credit Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Period Ended
	July 31, 2023	January 31, 2023 (a)
FROM OPERATIONS	(Unaudited)
Net investment income	$430,962	$767,270
Net realized loss from investments	(177,914)	(154,839)
Net change in unrealized depreciation on investments	(216,391)	(1,903,409)
Net increase (decrease) in net assets resulting from operations	36,657	(1,290,978)

DISTRIBUTIONS TO SHAREHOLDERS
Total distribution paid:	(419,950)	(718,848)
Decrease in net assets from distributions to shareholders	(419,950)	(718,848)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	4,779,670	20,040,709
Reinvestment of distributions to shareholders	317,921	590,072
Payments for shares redeemed	(172,419)	(2,493,969)
Net increase in net assets from shares of beneficial interest	4,925,172	18,136,812

TOTAL INCREASE IN NET ASSETS	4,541,879	16,126,986

NET ASSETS
Beginning of Period	16,226,986	100,000
End of Period	$20,768,865	$16,226,986

SHARE ACTIVITY
Shares Sold	545,122	2,009,080
Shares Reinvested	36,290	65,281
Shares Redeemed	(19,683)	(273,197)
Net increase from share activity	561,729	1,801,164

(a)	Commencement of operations was February 2, 2022.

See accompanying notes to financial statements.

Lind Capital Partners Municipal Credit Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Six Months Ended		Period Ended
	July 31,		January 31,
	2023		2023 (a)
	(Unaudited)
Net asset value, beginning of period	$8.96		$10.00
Activity from investment operations:
Net investment income (b)	0.21		0.41
Net realized and unrealized loss on investments	(0.21)		(1.06)
Total from investment operations	(0.00)		(0.65)
Less distributions from:
Net investment income	(0.21)		(0.38)
Net realized gains	—		(0.01)
Total distributions	(0.21)		(0.39)
Net asset value, end of period	$8.75		$8.96
Total return (c)	0.01	% (d)	(6.51	)% (d)
Net assets, end of period (000s)	$20,769		$16,227
Ratio of gross expenses to average net assets	2.93	% (e)	3.00	% (e)
Ratio of net expenses to average net assets	1.25	% (e)	1.25	% (e)
Ratio of net investment income to average net assets	4.93	% (e)	4.54	% (e)
Portfolio Turnover Rate	3	% (d)	30	% (d)

(a)	Lind Capital Partners Municipal Credit Income Fund Commencement of operations was February 2, 2022.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes to financial statements.

Lind Capital Partners Municipal Credit Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
July 31, 2023

1.	ORGANIZATION

Lind Capital Partners Municipal Credit Income Fund (the “Fund”) was organized as a Delaware statutory trust on May 13, 2021 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The investment objective of the Fund is to generate high current income from investments in municipal securities exempt from federal income tax and capital preservation. Additional return via capital appreciation is a secondary investment objective of the Fund.

On February 2, 2022, Backcountry Investment Partnership, LP (the “Predecessor 1 Fund”) and Backcountry Investment Partnership 3, LP (the “Predecessor 3 Fund” collectively the “Predecessor Funds”) each reorganized and transferred substantially all its assets into the Fund. The Predecessor Funds maintained an investment objective, strategies, policies, guidelines, and restrictions that are, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Funds share the same investment manager and portfolio managers. The conversion was accomplished through a tax-free exchange of 1,908,348 shares of the Fund, for the value of $19,083,476. The investment portfolio of Predecessor 1 Fund with a fair value of $9,999,543, identified cost of $9,569,397 and unrealized appreciation of $430,146 and the Predecessor 3 Fund with a fair value of $7,533,904, identified cost of $7,308,354 and unrealized appreciation of $225,550 at February 2, 2022, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Predecessor Funds was carried forward to align ongoing reporting of Funds realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its net asset value (“NAV”), such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by the valuation designee. Fair valuation may require subjective determinations about the value of a security. Although the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board of Trustees (the “Board”) or persons acting at its direction will accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

There is no single standard for determining fair value of a security. Rather, the valuation designee’s fair value calculations will involve significant professional judgment in the application of both observable and unobservable attributes, and as a result, the fair value determined for a security may differ from its actual realizable value or future fair value. As part of its due diligence, the Valuation Designee will attempt to obtain current information on an ongoing basis from market sources or issuers to value all fair valued securities.

Lind Capital Partners Municipal Credit Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2023

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2023 for the Fund’s assets measured at fair value:

Assets*	Level I	Level 2	Level 3	Total
Municipal Bonds	$—	$19,755,482	$—	$19,755,482
Short-Term Investment	598,853	—	—	598,853
Total	$598,853	$19,755,482	$—	$20,354,335

*	Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any level 3 securities.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on Federal tax returns for the open years of January 31, 2023 or expected to be taken in the Fund’s January 31, 2024 tax return. The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended July 31, 2023, the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Lind Capital Partners Municipal Credit Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2023

Distributions to Shareholders – Distributions from investment income are declared and recorded on a daily basis and paid monthly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex- dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. All or a portion of a distribution may consist of return of capital, shareholders should not assume that the source of a distribution is net income.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	PRINCIPAL INVESTMENT RISKS

Credit Risk – the risk that the Fund could lose money if the issuer, guarantor, or insurers of a fixed-income security, or the counterparty to a derivative considered primarily speculative regarding the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Municipal Bond Risk – the risk that a Fund may be affected significantly by the economic, regulatory, or political developments affecting the ability of obligors of Municipal Bonds to pay interest or repay principal. The values of Municipal Bonds held by the Fund may be adversely affected by local political and economic conditions and developments. The Fund may make significant investments in a particular segment of the municipal bond market or in the debt of issuers located in the same state or territory. Adverse conditions in such industry or location could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s Adviser than funds that invest in stock or other corporate investments.

Interest Rate Risk – the risk that fixed-income securities will decline in value because of an increase in interest rates. The values of debt instruments, including Municipal Bonds, usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the fund earns on its floating rate investments.

High Yield Risk – Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. Such bonds are considered predominantly speculative and may be questionable as to principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price. Unrated municipal bonds determined by the Fund’s Adviser to be of comparable quality to rated municipal bonds which the Fund may purchase may pay a higher interest rate than such rated municipal bonds and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated municipal bonds or issuers than rated bonds or issuers.

Liquidity Risk – the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk

Lind Capital Partners Municipal Credit Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2023

may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds’ prices and hurt performance. The Fund may invest in securities which are, or which become, illiquid. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Lind Capital Partners, LLC (“Lind”) serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for these services and the related expenses borne by the Adviser, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement (the “Management Fee”). The management fee is calculated and payable monthly in arrears at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (excluding brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs, and other expenses not incurred in the ordinary course of such Fund’s business), to the extent that they exceed 1.25% per annum of the Fund’s average daily net assets of the Fund (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from when they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation (at the time of waiver/reimbursement or recapture) to be exceeded. The expense limitation will be in effect through May 31, 2025. During the six months ended July 31, 2023, the Advisor waived $147,190. As of July 31, 2023 the cumulative expenses subject to recapture amounted to $343,539, of which $296,039 expires January 31, 2026 and organizational costs of $47,500 expires September 30, 2024.

Ultimus Fund Distributors, LLC (the “Distributor”) acts as the Fund’s distributor and principal underwriter in a continuous public offering of the Fund shares. During the six months ended July 31, 2023, the Distributor received $0 in underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with UFS, the Fund pays UFS customary fees based on aggregate net assets of the Fund as described in the servicing agreement for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Lind Capital Partners Municipal Credit Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2023

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended July 31, 2023, amounted to $5,179,280 and $556,169 respectively.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at July 31, 2023, was as follows:

			Total Unrealized
	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	Depreciation
$21,768,199	$244,424	$(1,658,289)	$(1,413,865)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the period ended January 31, 2023, was as follows:

Fiscal Period Ended
January 31, 2023
Ordinary Income	$—
Tax-exempt Income	706,063
Long-Term Capital Gain	12,785
Return of Capital	—
$718,848

As of January 31, 2023, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Tax-exempt	Undistributed	Undistributed	Post October	Capital Loss	Other	Unrealized	Total
Ordinary	Ordinary	Long-Term	Loss and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$9,471	$—	$21,063	$(167,610)	$—	$(9,471)	$(1,863,279)	$(2,009,826)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized losses and unrealized depreciation is due to book/tax differences in the treatment of bond amortization. The difference between book basis and tax basis undistributed net investment income/(loss) and other book/tax adjustments is primarily attributable to the adjustments for accrued dividends payable.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $167,610.

Lind Capital Partners Municipal Credit Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2023

8.	REPURCHASE OFFERS

The Fund is an “interval fund” and, in order to provide liquidity to shareholders, it intends to conduct quarterly repurchase offers of the outstanding shares at NAV, subject to approval of the Board. In each quarter, such repurchase offers will be at least 5% of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding shares under ordinary circumstances. If shareholders tender for repurchase more than 5% of the outstanding Shares (the “Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase Shares pro rata based upon the number of Shares tendered by each shareholder. Repurchase offers and the need to fund repurchase obligations may affect the Fund’s ability to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments.

During the six months ended July 31, 2023, the Fund completed two quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	January 27, 2023	May 1, 2023
Repurchase Request Deadline	February 24, 2023	May 26, 2023
Repurchase Pricing Date	February 24, 2023	May 26, 2023
Net Asset Value as of Repurchase Offer Date	$8.76	$8.70
Amount Repurchased	$172,419	None
Percentage of Outstanding Shares Repurchased	1.07%	0.00%

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that the below events or transactions occurred requiring adjustment or disclosure in the financial statements.

On September 7, 2023, the Fund received notice of an approved restructuring transaction for certain bonds issued by the Middlesex County Improvement Authority. Senior creditors approved a restructuring transaction that will result in a tender offer for the applicable senior bonds, including those held by the Fund. At a meeting held on September 7, 2023, the Middlesex County Board of Commissioners approved the tender offer. As part of the restructuring, a Trust Instruction Proceeding commenced on October 2, 2023, to amend the bond indenture to allow for the tender offer to proceed. The proceeding is expected to take approximately 60 days, and the tender offer is expected to settle before December 31, 2023. Under the terms of the tender offer, the Fund will receive both principal payments and accrued but unpaid interest. Given the likelihood that the tender offer will settle before December 31, 2023, the Fund has confirmed the valuation of the portfolio holding and accrued the expected interest payments, which will be distributed to shareholders upon receipt of the payments. Therefore, at this time, those purchasing or redeeming shares of the Fund will pay or receive, as applicable, a price based on the net asset value of the Fund with the adjustments relating to the tender offer.

Lind Capital Partners Municipal Credit Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2023

Subsequent to period end the Fund completed a quarterly repurchase offer. The results of this repurchase offer was as follows:

Repurchase Offer
Commencement Date	August 1, 2023
Repurchase Request Deadline	August 25, 2023
Repurchase Pricing Date	August 25, 2023
Net Asset Value as of Repurchase Offer Date	$8.57
Amount Repurchased	None
Percentage of Outstanding Shares Repurchased	0.00%

PRIVACY NOTICE

Lind Capital Partners

FACTS	WHAT DOES LIND CAPITAL PARTNERS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service that you have with us. This information can include:

●     Social Security number and wire transfer instructions

●     account transactions and transaction history

●     investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lind Capital Parrtners chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Lind Capital Partners share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes -information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes -information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-312-361-3446

PRIVACY NOTICE

Lind Capital Partners

What we do:
How does Lind Capital Partners protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Lind Capital Partners collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Lind Capital Partners does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Lind Capital Partners does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Lind Capital Partners isn’t joint market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-833-615-3031 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-833-615-3031.

Investment Adviser
Lind Capital Partners, LLC
500 Davis Center, Suite 1004
Evanston, Illinois 60201

Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Lind-SA23

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable

Item 4. Principal Accountant Fees and Services. Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. None.

Item 10. Submission of Matters to a Vote of Security Holders. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Lind Capital Partners Municipal Credit Income Fund

By (Signature and Title)

/s/ J. Robert Lind

J. Robert Lind, Principal Executive Officer/President

Date 10/5/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ J. Robert Lind

J. Robert Lind, Principal Executive Officer/President

Date 10/5/2023

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 10/5/2023